UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2009

QUANEX BUILDING PRODUCTS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Form Award Agreements under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

At its meeting in December 2009, the Compensation and Management Development Committee (the “Committee”) of Quanex Building Products Corporation’s (the “Company’s”) Board of Directors approved an amendment to certain of the agreements used in connection with the granting of Annual Incentive Awards and Performance Unit Awards under the Company’s 2008 Omnibus Incentive Plan (the “Plan”). Following this amendment, in the event of a material restatement of the Company’s financial results, the Board may seek reimbursement of some or all cash performance-based bonuses paid to the Company’s executives and certain of its business unit leaders.

The following language will be added to each grant of Performance Units or Annual Incentive Awards to any named executive officer or business unit leader:

Reimbursement of Executive Compensation in Restatement Situations: To the extent permitted by law, and as determined by the Board in its judgment, the Company may require reimbursement of a portion of any payment to you under this Agreement when (a) the award payment was predicated upon the achievement of certain financial results that were subsequently the subject of a material restatement; and (b) a lower payment would have been made to you based upon the restated financial results. In each such instance, the Company will, to the extent practicable, seek to recover the amount by which your cash payment for the relevant period exceeded the lower payment that would have been made based on the restated financial results. If there are multiple performance metrics and one is more readily calculable to determine whether a lower payment should have been made, then the same ratio or percentage applicable for the readily calculable metric shall be applied to the other metric(s) so that the entire bonus amount is recovered on a pro-rata basis to the event. No reimbursement shall be required if such material restatement was caused by or resulted from any change in accounting policy or rules.

From time to time in the future, and pursuant to the terms and conditions of the amended forms of award agreement and the Plan, the Committee may grant performance units and annual incentive awards. The awards to which this new language will apply are attached as Exhibits 10.17 and 10.23 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 25, 2008.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1
Form of Performance Unit Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, filed as Exhibit 10.17 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33919), as filed with the Securities and Exchange Commission on April 25, 2008, and incorporated herein by reference.

10.2
Form of Annual Incentive Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, filed as Exhibit 10.23 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33919), as filed with the Securities and Exchange Commission on April 25, 2008, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
(Registrant)

December 17, 2009	/s/ Kevin P. Delaney

(Date)	Kevin P. Delaney
Senior Vice President – General Counsel and Secretary

Exhibit Index

10.1
Form of Performance Unit Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, filed as Exhibit 10.17 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33919), as filed with the Securities and Exchange Commission on April 25, 2008, and incorporated herein by reference.

10.2
Form of Annual Incentive Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, filed as Exhibit 10.23 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33919), as filed with the Securities and Exchange Commission on April 25, 2008, and incorporated herein by reference.